UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2004

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

     Del Monte Corporation Supplemental Executive Retirement Plan (Second Restatement). On September 22, 2004, the Compensation and Benefits Committee of the Board of Directors of Del Monte Corporation (“Corporation”), a wholly-owned subsidiary of Del Monte Foods Company (“Company”) approved the Del Monte Corporation Supplemental Executive Retirement Plan (Second Restatement), effective January 1, 2005 (the “Plan”), for employees at the level of vice president and above and, as required under the terms of the Agreement and Plan of Merger dated as of June 12, 2002, among H. J. Heinz Company, SKF Foods Inc., the Company and the Corporation, for certain employees of the former business units of H. J. Heinz Company acquired by the Company (“Heinz Participants”). This Plan amends, restates, and re-names the Supplemental Executive Retirement Plan for Former Employees of the Heinz Group, under which only the Heinz Participants were eligible for benefits. As amended, all of the Company’s executive officers, including its named executive officers who are currently employees, are participants under the Plan. Two of the Company’s executive officers, Todd R. Lachman and Donald J. Binotto (neither of whom is currently a “named executive officer” of the Company), are Heinz Participants.

     The Plan is a nonqualified defined benefit plan. On termination of employment after attaining age 55 and at least 5 years of service, a participant is paid a lump sum equal to a multiple (1 to 5) of final average compensation (which, for purposes of the Plan, is the average of the highest 5 years of the last 10 years). The multiple paid is based on years of service with the 1x multiple associated with 5 years of service and the 5x multiple associated with 35 or more years of service. The Plan benefit shall be reduced on a dollar-for-dollar basis by any benefits payable to the employee under the Corporation’s qualified plan and other nonqualified plans. Participants, other than Heinz Participants, are not entitled to a benefit prior to December 20, 2007 unless a Change of Control occurs and the employee is terminated within 2 years after the Change of Control. Upon death while actively employed but after qualifying for a benefit, a benefit of 85% of the benefit that would otherwise be payable is paid to a designated beneficiary. The foregoing summary of the terms of the Plan is qualified in its entirety by reference to Exhibit 10.1 hereto.

     Form of Del Monte Foods Company Stand-Alone Stock Appreciation Right Agreement. On September 22, 2004, the Compensation Committee of the Del Monte Foods Company Board of Directors approved the grant of stock appreciation rights settled in stock (SARs) under the Company’s 2002 Stock Incentive Plan (“Incentive Plan”) for Company vice presidents and above, as well as other key employees. Each of the Company’s named executive officers received a grant. The SARs consist of the right to receive shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), in an amount whose Fair Market Value (as defined in the Incentive Plan) is equal, with respect to the number of shares granted, to the excess of (i) Fair Market Value of Common Stock on the date or dates upon which the SAR, or any portion thereof, is converted into Common Stock, over (ii) the Conversion Price. The SARs shall be issued pursuant to the form of a Stand-Alone Stock Appreciation Right Agreement included as Exhibit 10.2 hereto, have a conversion price at 100% of fair market value on the date of grant, vest over four years (25% per year), and expire ten years after the date of grant. The Company has not previously issued SARs under the Incentive Plan and accordingly the form of the Stand-Alone Stock Appreciation Right Agreement has not been previously filed. The foregoing summary of the terms of the Stand-Alone Stock Appreciation Right Agreement is qualified in its entirety by reference to Exhibit 10.2 hereto.

     Del Monte Foods Company Annual Incentive Plan Fiscal 2005 Targeted Percentage and Weighting of Objectives for Certain Executive Officers as Approved by the Compensation Committee on September 22, 2004. The Annual Incentive Plan provides annual cash bonuses to certain management employees, including the named executive officers. The target bonus for each eligible employee is based on a percentage of such employee’s fiscal year earnings (“Target Bonus”). The terms of the Annual Incentive Plan are discussed in greater detail in the Company’s proxy statement relating to its 2004 Annual Meeting of Stockholders filed with the Securities and Exchange Commission. On September 22, 2004, the Compensation Committee revised the Target Bonuses for Fiscal Year 2005 for one of the Company’s named executive officers and for the executive officer whom the Company anticipates will be added to the Company’s named executive officers next year. Specifically, the Compensation Committee approved a seventy percent (70%) Target Bonus for Nils Lommerin, Executive Vice President, Operations, and a seventy percent (70%) Target Bonus for Todd Lachman, Executive Vice President, Del Monte Foods, for Fiscal Year 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(c)   Exhibits.

Exhibit	Description

10.1	Del Monte Corporation Supplemental Executive Retirement Plan (Second Restatement), Effective January 1, 2005 (formerly the Supplemental Executive Retirement Plan for Former Employees of the Heinz Group, effective as of December 20, 2002) **

10.2	Form of Del Monte Foods Company Stand-Alone Stock Appreciation Right Agreement, adopted as of September 22, 2004 **

10.3	Del Monte Foods Company Annual Incentive Plan Fiscal 2005 Targeted Percentage and Weighting of Objectives for Certain Executive Officers as Approved by the Compensation Committee on September 22, 2004 **

**	indicates a management contract or compensatory plan or arrangement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: September 27, 2004	By:	/s/ James Potter Name: James Potter Title: Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Del Monte Corporation Supplemental Executive Retirement Plan (Second Restatement), Effective January 1, 2005 (formerly the Supplemental Executive Retirement Plan for Former Employees of the Heinz Group, effective as of December 20, 2002) **

10.2	Form of Del Monte Foods Company Stand-Alone Stock Appreciation Right Agreement, adopted as of September 22, 2004 **

10.3	Del Monte Foods Company Annual Incentive Plan Fiscal 2005 Targeted Percentage and Weighting of Objectives for Certain Executive Officers as Approved by the Compensation Committee on September 22, 2004 **

**	indicates a management contract or compensatory plan or arrangement